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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934


                         Date of Report:  May 20, 1997



                                 ACORDIA, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                                    1-11446
                           (Commission File Number)


                                   31-127880
                     (IRS Employer Identification Number)

                              120 Monument Circle
                          Indianapolis, Indiana 46204
             (Address of principal executive offices and zip code)

                                (317) 488-6666
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On May 20, 1997 the registrant issued a News Release in which it and Anthem Insurance Companies, Inc., announced that in furtherance of the previously announced review of their current business and financial relationship, they are in discussions with regard to a possible reorganization of the registrant's health business, which could include an acquisition by Anthem of the publicly owned shares of the registrant not currently owned by Anthem. Anthem further announced that it is in discussions with a third party with regard to a possible sale of the registrant's brokerage business. There can be no assurance that these discussions will result in any transaction, or if so, as to the terms or timing of any such transaction. As of May 1, 1997, Anthem owned approximately 67% of the registrant's outstanding common stock.

     A copy of that News Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

Exhibit No.                              Description
-----------                              -----------

  99.1                              News Release of the registrant
                                    dated May 20, 1997.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ACORDIA, INC.


                                    /s/Keith A. Maib
                                     ---------------
                                    Keith A. Maib
                                    Executive Vice President and
                                    Chief Financial Officer



Date:  May 20, 1997
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                                 EXHIBIT INDEX

Exhibit No.              Description          Page No.
-----------              -----------          --------

   99.1                 News Release of the      5
                        registrant dated
                        May 20, 1997